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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934

                   AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC.
          ------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 NEVADA                                 86-0885559
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(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


100 SECOND AVENUE SOUTH, SUITE 1100S, ST. PETERSBURG, FL        33701-4301
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d)(1), check the following box. |X|

Securities Act registration statement file number to which this form relates __________ (if applicable).

Securities to be registered pursuant to Section 12 (b) of the Act:

Title of Each Class                             Name of Each Exchange on Which
to be so Registered                             Each Class is to be Registered
-------------------                             ------------------------------
       None                                                 None


Securities to be registered pursuant to Section 12 (g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Reference is made to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-32352), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The description of the Common Stock required by Item 202 of Regulation S-K, which is contained under the caption "Description of Capital Stock and Other Matters" in the Company's prospectus forming part of Amendment No. 3 to the Registration Statement on Form S-1 (Registration No. 333-32352), is incorporated herein by reference.

ITEM 2.  EXHIBITS.

1.* Specimen Certificate of Common Stock (Filed as Exhibit 4.1 to the Registration Statement on Form S-1 (Registration No. 333-32352)).

2.* Articles of Incorporation, as amended (Filed as Exhibit 3.1 to the Registration Statement on Form S-1 (Registration No. 333-32352)).

3.* By-Laws of Affinity International Travel Systems, Inc. (Filed as Exhibit 3.2) to the Registration Statement on Form S-1 (Registration No. 333-32352).


* Not filed herewith. In accordance with Rule 12b-32 promulgated pursuant to the Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)      AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC.

(Date)            June 19, 2000

(By)              /s/ Daniel G. Brandano
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                  Daniel G. Brandano, Jr., President and Chief Executive Officer